Putnam
Money
Market
Fund

ANNUAL REPORT

September 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "We will continue to monitor the economy and interest rates carefully, keeping the fund focused on quality and flexibly positioned for what lies ahead."

                                         -- Lindsey C. Strong, Manager
                                              Putnam Money Market Fund

* "Total assets in money funds . . . reached $856.7 billion at the end of August, according to IBC/Financial Data in Ashland, MA, surpassing for the first time the $806.4 billion that the Investment Company Institute, the Washington trade group, counted in bond/income funds."

                             -- The New York Times, September 29, 1996
       CONTENTS

 4     Report from Putnam Management

 7     Fund performance summary

12     Portfolio holdings

15     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Unsettled fixed-income markets and uncertainty over the course of short-term interest rates provided most of the challenges for Fund Manager Lindsey Strong throughout Putnam Money Market Fund's fiscal year that ended September 30, 1996. By continually adjusting the average maturity of the portfolio and maintaining the fund's conservative strategy of investing in high-quality short-term investments, she was able to deliver another year of competitive performance while maintaining a stable net asset value.

As your fund moves into fiscal 1997, Lindsey sees a continuation of this general environment in prospect, especially as Washington and the rest of the nation adjust to the results of the November elections. In the report that follows, Lindsey discusses in detail the driving forces behind your fund's fiscal 1996 performance and her outlook for the fiscal year ahead.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996



Report from the Fund Manager
Lindsey C. Strong

In the fiscal year ended September 30, 1996, Putnam Money Market Fund once again provided shareholders with a competitive total return while continuing to focus on capital preservation and maintaining a stable $1.00 share price. The fund's conservative investment strategy, which emphasizes superior-quality short-term instruments and the pursuit of current income, served it well during the year's environment of continued economic strength, slightly higher interest rates, and diminished inflationary expectations.

* ECONOMIC STRENGTH WITHOUT INFLATION

Economic strength continued throughout the period, although certain indicators showed some softening as September drew to a close. Unemployment figures stayed low, while retail sales, home and vehicle sales, and consumer confidence remained relatively robust. At the same time, inflationary pressures did not materialize, despite ongoing market worries to the contrary. The Federal Reserve Board, believing that the economy would soon slow enough on its own, did not raise short-term interest rates in September as many had expected. In fact, over the summer, demand did seem to be tapering a bit as retail sales growth edged lower, exports softened, and home sales came off their earlier peaks.

* STAYING NEUTRAL AND FLEXIBLE

With the economy's strength, the potential for inflation, and the possibility of a Fed interest-rate increase somewhat unclear, your portfolio remained in a flexible position throughout the period. This meant keeping portfolio duration relatively neutral -- rather than short or long -- in order to be ready to take advantage of incrementally higher yields, should interest rates begin to rise. Throughout the period, we sought out securities offering strong value and solid yield. The portfolio adopted a barbell structure, focusing primarily on superior-quality corporate and government agency securities at both the short and long ends of the money-market maturity spectrum. In the current interest-rate environment, this configuration allowed the fund to maximize its income stream while protecting its net asset value.

* CAPTURING VALUE AMID MARKET UNCERTAINTY

During the latter half of the period, market opinion coalesced around the idea that the economy's strength would soon force the Fed to raise interest rates. In fact, for some time during the period, these expectations dramatically cheapened the prices of money-market instruments in the longer six-month maturity range. Because our expectations with regard to interest-rate increases were more conservative, we took advantage of the opportunity to add attractively priced high-quality issues to the portfolio. This move proved rewarding. Not only did this strategy boost the fund's income stream, but since the Fed left rates alone, it enabled the fund to capture some of the highest yields available over the past 12 months.

* SUPPLY STEADY; CREDIT-CONSCIOUS BUYERS ABOUND

The supply of money-market securities remained relatively steady and strong for much of the year. Demand, however, assumed a rather cautious tone as buyers exhibited renewed enthusiasm for the most conservative money-market investments. Essentially, most market participants are getting back to basics, eschewing the derivative investments that were once such popular income vehicles and scrutinizing the credit quality of even those securities once thought to be above question.

Your fund has always concentrated on traditional money-market securities of the highest quality. In this time of interest-rate uncertainty and increased credit consciousness, we have redoubled efforts to find well-valued securities that meet our criteria for quality, liquidity, and price sensitivity. Ideally, every holding must be rated in one of the two highest categories by at least two nationally recognized rating services at the time of purchase. If only one rating service has evaluated the security, it must be rated in one of the two highest categories by that service. If the securities are unrated, they must be judged by Putnam Management to be of equivalent quality.

* OUTLOOK REMAINS CAUTIOUSLY OPTIMISTIC

It would appear that economic growth has begun to moderate, while inflationary pressures remain subdued. After expecting the Fed to raise interest rates, many market participants see the possibility of an ease in rates, should the economy slow significantly. Given these mixed signals, we expect the market to remain somewhat unsettled over the near term. We believe the portfolio's neutral duration and concentration in superior-quality issues should continue to serve shareholders well by preserving share price and income stream amid this challenging environment.

The views expressed throughout the report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE COMPARISONS (9/30/96)

                                               Current
                                                return
-----------------------------------------------------------------------
Passbook savings account                          2.01%
-----------------------------------------------------------------------
3-month certificate of deposit                    4.04
-----------------------------------------------------------------------
Taxable money-market fund (7-day yield)           4.86
-----------------------------------------------------------------------
Putnam Money Market Fund (7-day yield)
-----------------------------------------------------------------------
Class A                                           5.00
-----------------------------------------------------------------------
Class B                                           4.43
-----------------------------------------------------------------------
Class M                                           4.80
-----------------------------------------------------------------------

The net asset value of money-market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and bank CDs is generally insured up to certain limits by state and federal agencies. CDs, unlike stocks which incur more risk, offer a fixed rate of return. Unlike money-market funds, early withdrawals from bank CDs may be subject to substantial penalties. Sources: Bank of Boston (passbook savings), Bank Rate Monitor (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money-market fund 7-day yield).



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Money Market Fund is designed for investors seeking current income, consistent with capital preservation, stable principal, and liquidity.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96

                      Class A       Class B       Class M
(inception date)     (10/1/76)     (4/27/92)     (12/8/94)
                       at NAV   at NAV   at CDSC  at NAV
-----------------------------------------------------------------------
1 year                 5.19%    4.67%    -0.33%    5.02%
-----------------------------------------------------------------------
5 years               21.72       --        --       --
Annual average         4.01       --        --       --
-----------------------------------------------------------------------
10 years              71.55       --        --       --
Annual average         5.55       --        --       --
-----------------------------------------------------------------------
Life of class            --    16.43     14.43     9.67
Annual average           --     3.49      3.09     5.20
-----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/96

                          Lipper         Consumer
                    Money Market Fund     Price
                         Average          Index
-----------------------------------------------------------------------
1 year                    4.90%           3.00%
-----------------------------------------------------------------------
5 years                  21.38           15.02
Annual average            3.95            2.84
-----------------------------------------------------------------------
10 years                 71.04           43.19
Annual average            5.51            3.66
-----------------------------------------------------------------------
Life of class B          18.51           13.12
Annual average            3.92            2.82
-----------------------------------------------------------------------
Life of class M           9.61            5.41
Annual average            5.13            2.94
-----------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and are not indicative of future returns. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The fund's holdings do not match those in the Lipper Average.

DISTRIBUTION INFORMATION
12 months ended 9/30/96

                       Class A     Class B     Class M
-----------------------------------------------------------------------
Distributions (number)      12          12          12
-----------------------------------------------------------------------
Income               $0.050744   $0.045693   $0.049038
-----------------------------------------------------------------------
Total                $0.050744   $0.045693   $0.049038
-----------------------------------------------------------------------
Current return: (end of period)
-----------------------------------------------------------------------
Current 7-day yield1     5.00%        4.43%       4.80%
-----------------------------------------------------------------------
Current 30-day yield1    4.91         4.39        4.72
-----------------------------------------------------------------------

 1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

TERMS AND DEFINITIONS

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no initial sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund's class A shares into another fund may involve a sales charge, however.

Class B shares generally are fund shares purchased with no initial sales charge but subject to a contingent deferred sales charge (CDSC) upon redemption. However, class B shares of your fund can be acquired only through exchange of class B shares from another fund or purchased by certain systematic plan shareholders. A contingent deferred sales charge is a charge applied at the time of redemption of class B shares and assumes redemption at the end of the period. The CDSC schedule will vary depending on whether the shares were acquired through exchange or through a systematic investment plan purchase. Consult your prospectus for details.

Class M shares generally have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption. In the case of your fund, which has no initial sales charge, exchange of your fund's class M shares into another fund may involve a sales charge, however.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

COMPARATIVE BENCHMARKS

Lipper Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper Average and it is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II


PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust


PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [DBL. DAGGER]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania


LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio


MOST CONSERVATIVE
INVESTMENTS [SECTION MARK]

Putnam money market funds: **

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [DBL. DAGGER]

*              Formerly Natural Resources Fund

+              Formerly Overseas Growth Fund

[DBL. DAGGER] Not available in all states.

[SECTION MARK] Relative to above.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

++ Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Money Market Fund (the "fund") at September 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
November 11, 1996




Portfolio of investments owned
September 30, 1996



COMMERCIAL PAPER  (73.9%)*
PRINCIPAL AMOUNT                                                                                 MATURITY DATE          VALUE
Domestic  (57.5%)
------------------------------------------------------------------------------------------------------------------------------
      $17,000,000  A.H. Robins Co. 5.40s                                                         10/22/96          $16,943,900
       20,000,000  AES Barbers Point (Bank of America (LOC)) 5.35s                               10/25/96           19,925,694
       12,000,000  Bank of America 5.33s                                                         11/6/96            11,934,263
       40,000,000  Bank of America 5.31s                                                         11/13/96           39,740,400
       20,000,000  Bank of New York 5.30s                                                        10/2/96            19,994,111
       25,000,000  Bank One Corp. 5.29s                                                          10/24/96           24,911,833
       15,000,000  Bellsouth Telecommunications Inc. 5.33s                                       11/21/96           14,884,517
       30,000,000  Chase Manhattan Bank Corp. 5.59s                                              3/5/97             29,273,300
       20,000,000  Chase Manhattan Bank Corp. 5.30s                                              12/10/96           19,790,944
       30,000,000  Ciesco L.P. 5.30s                                                             11/12/96           29,810,083
       22,200,000  Ciesco L.P. 5.27s                                                             10/7/96            22,177,251
       25,000,000  Corporate Asset Funding Co. Inc. 5.45s                                        10/28/96           24,894,028
       40,000,000  Corporate Asset Funding Co. Inc. 5.42s                                        12/19/96           39,518,222
       10,000,000  Corporate Receivables Corp. 5.45s                                             10/21/96            9,968,208
       25,000,000  Corporate Receivables Corp. 5.30s                                             11/7/96            24,860,139
       45,074,000  Delaware Funding Corp. 5.30s                                                  10/8/96            45,020,913
       32,150,000  Falcon Asset Securitization Co. 5.40s                                         10/7/96            32,116,243
       25,000,000  Ford Motor Credit Corp. 5.44s                                                 10/17/96           24,935,778
       28,500,000  Ford Motor Credit Corp. 5.33s                                                 11/18/96           28,293,240
       20,000,000  General Electric Capital Services 5.43s                                       10/29/96           19,912,517
       30,000,000  General Electric Capital Services 5.33s                                       12/2/96            29,720,175
       50,000,000  General Motors Acceptance Corp. 5.35s                                         10/29/96           49,784,514
       30,000,000  Hewlett-Packard Co. 5.40s                                                     11/27/96           29,739,000
       20,000,000  Household Finance Co. 5.31s                                                   10/30/96           19,911,500
       35,000,000  Household Finance Co. 5.28s                                                   10/23/96           34,881,933
       30,000,000  IBM Credit Corp. 5.29s                                                        10/3/96            29,986,775
       40,000,000  International Business Machines Co. 5.42s                                     11/8/96            39,765,133
       30,000,000  Merrill Lynch & Co., Inc. 5.48s                                               10/17/96           29,922,367
       20,000,000  Merrill Lynch & Co., Inc. 5.33s                                               10/22/96           19,934,856
       25,000,000  Merrill Lynch & Co., Inc. 5.31s                                               11/20/96           24,811,938
       15,000,000  Metlife Funding Inc. 5.38s                                                    10/1/96            14,997,758
       20,000,000  Metlife Funding Inc. 5.28s                                                    10/25/96           19,926,667
       20,000,000  Metlife Funding Inc. 5.27s                                                    10/16/96           19,953,156
       20,000,000  Morgan (J.P.) & Co., Inc. 5.43s                                               12/12/96           19,779,783
       25,000,000  Morgan (J.P.) & Co., Inc. 5.40s                                               11/15/96           24,827,500
        7,350,000  National Rural Utilities Cooperative Finance Corp. 5.43s                      10/28/96            7,318,959
       30,000,000  Nationsbank Corp. 5.46s                                                       10/10/96           29,954,500
       35,000,000  Nationsbank Corp. 5.44s                                                       10/31/96           34,836,044
       15,475,000  Preferred Receivables Funding Corp. 5.45s                                     12/17/96           15,292,266
       30,000,000  Preferred Receivables Funding Corp. 5.38s                                     11/19/96           29,775,833
       30,000,000  Preferred Receivables Funding Corp. 5.30s                                     10/25/96           29,889,583
       25,000,000  Sears Roebuck Acceptance Corp. 5.44s                                          10/21/96           24,920,667
       20,000,000  Sears Roebuck Acceptance Corp. 5.43s                                          10/7/96            19,978,883
       30,000,000  Sears Roebuck Acceptance Corp. 5.31s                                          11/19/96           29,778,750
        9,250,000  Sheffield Receivables Corp. 5.35s                                             10/16/96            9,228,006
        8,000,000  Sheffield Receivables Corp. 5.35s                                             10/1/96             7,998,811
       16,500,000  Sheffield Receivables Corp. 5.32s                                             10/1/96            16,497,562
       16,000,000  U.S. Bancorp 5.45s                                                            12/11/96           15,825,600
       19,500,000  USAA Capital Corp.  5.45s                                                     11/5/96            19,393,725
       25,000,000  Walt Disney Corp. 5.27s                                                       11/22/96           24,806,035
                                                                                                                --------------
                                                                                                                $1,222,343,863
Foreign  (16.4%)
------------------------------------------------------------------------------------------------------------------------------
      $25,000,000  ABN AMRO North America Finance 5.45s (Netherlands)                            10/11/96          $24,958,368
       25,000,000  ABN AMRO North America Finance 5.26s (Netherlands)                            10/24/96           24,912,333
       20,000,000  Banco Nacional de Mexico (Barclays Bank (LOC))  5.38s (United Kingdom)        10/28/96           19,916,311
       30,000,000  Bank of Montreal 5.40s (Canada)                                               10/28/96           29,874,000
       25,000,000  Bank of Nova Scotia 5.43s (Canada)                                            12/19/96           24,698,333
       15,000,000  Commerzbank AG 5.64s (Germany)                                                3/6/97             14,631,050
       20,000,000  Commonwealth Bank of Australia 5.46s (Australia)                              11/1/96            19,902,933
       15,000,000  Commonwealth Bank of Australia 5.32s (Australia)                              12/17/96           14,827,100
       25,000,000  Commonwealth Bank of Australia 5.30s (Australia)                              11/14/96           24,834,375
       35,000,000  Den Dankse Bank 5.40s (Denmark)                                               10/21/96           34,889,750
       15,000,000  Deutsche Bank Financial Inc. 5.36s (Germany)                                  11/4/96            14,921,833
       15,000,000  Fletcher Challenge Finance U.S.A. (Credit Suisse (LOC)) 5.32s (Switzerland)   11/20/96           14,886,950
       15,404,000  Michelin Tire Corp. (Societe Generale (LOC)) 5.40s (France)                   11/4/96            15,323,129
       10,000,000  PEMEX Capital, Inc.  (Credit Suisse (LOC)) 5.47s (Switzerland)                11/20/96            9,922,508
       15,000,000  PEMEX Capital, Inc. (Credit Suisse (LOC)) 5.42s (Switzerland)                 10/21/96           14,952,575
       20,000,000  Royal Bank of Canada 5.41s (Canada)                                           10/18/96           19,945,900
       25,000,000  Swiss Bank Corp. 5.25s (Switzerland)                                          10/15/96           24,945,315
                                                                                                                --------------
                                                                                                                  $348,342,763
                                                                                                                --------------
                   Total Commercial Paper (cost $1,570,686,626)                                                 $1,570,686,626

U.S. GOVERNMENT & AGENCY OBLIGATIONS  (11.9%) *
PRINCIPAL AMOUNT                                                                                 MATURITY DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   Federal Home Loan Banks
      $23,005,000  5.70s                                                                         10/1/96           $23,005,000
       17,070,000  5.38s                                                                         12/17/96           16,871,021
                   Federal Home Loan Mortgage Corp. Discount Notes
       60,000,000  5.42s                                                                         12/20/96           59,268,300
       25,000,000  5.38s                                                                         10/15/96           24,943,958
                   Federal National Mortgage Association Discount Notes
       10,000,000  5.38s                                                                         10/15/96            9,977,583
       10,000,000  5.38s                                                                         10/11/96            9,983,561
       20,000,000  5.29s                                                                         12/6/96            19,803,094
       25,320,000  5.25s                                                                         11/18/96           25,139,068
       40,000,000  5.18s                                                                         10/9/96            39,948,200
       25,000,000  5.06s                                                                         10/30/96           24,894,583
                                                                                                                --------------
                   Total U.S. Government & Agency Obligations (cost $253,834,368)                                 $253,834,368

CERTIFICATES OF DEPOSIT (9.2%) *
PRINCIPAL AMOUNT                                                                                 MATURITY DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------
      $40,000,000  Bank of Nova Scotia 5.83s (Canada)                                            3/10/97          $ 40,003,481
       25,000,000  Banque Nationale de Paris 5.35s (France)                                      10/21/96           25,000,290
       20,000,000  Barclays Bank PLC 5.54s (United Kingdom)                                      1/27/97            20,003,271
       40,000,000  Bayerische Vereinsbank AG 5.75s (Germany)                                     3/4/97             40,000,000
       30,000,000  Canadian Imperial Bank of Commerce 5.33s (Canada)                             10/28/96           30,000,232
       40,000,000  Union Bank of Switzerland 5.37s (Switzerland)                                 11/25/96           40,000,000
                                                                                                                --------------
                   Total Certificates of Deposit (cost $195,007,274)                                             $ 195,007,274

BANK NOTES (2.6%) *
PRINCIPAL AMOUNT                                                                                MATURITY DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------
      $25,000,000  First National Bank of Boston 5.78s                                           3/12/97           $25,000,000
       30,000,000  First National Bank of Boston 5.38s                                           11/21/96           30,000,000
                                                                                                                --------------
                   Total Bank Notes (cost $55,000,000)                                                            $ 55,000,000
------------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $2,074,528,268) ***                                                  $2,074,528,268
------------------------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $ 2,126,678,449.

*** The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1996

Assets
------------------------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                                         $2,074,528,268
------------------------------------------------------------------------------------------------------------
Cash                                                                                                   2,219
------------------------------------------------------------------------------------------------------------
Interest and other receivables                                                                     1,490,992
------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                            81,872,144
------------------------------------------------------------------------------------------------------------
Total assets                                                                                   2,157,893,623

Liabilities
------------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                                566,299
------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                        27,709,989
------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                       1,778,428
------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                           471,300
------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                          4,736
------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                           5,875
------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                               207,633
------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                               470,914
------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                 31,215,174
------------------------------------------------------------------------------------------------------------
Net assets                                                                                    $2,126,678,449

Represented by
------------------------------------------------------------------------------------------------------------
Paid-in capital  (Note 4)                                                                     $2,126,678,449
------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class A share ($1,659,287,548
divided by 1,659,287,548 shares)*                                                                      $1.00
------------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share ($438,315,892 divided by
438,315,892 shares)**                                                                                  $1.00
------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class M share ($29,075,009 divided by
29,075,009 shares)*                                                                                    $1.00
------------------------------------------------------------------------------------------------------------

*  Offered at net asset value.

** Class B shares are available only by exchange of class B shares from other Putnam funds and to certain systematic investment plan investors. The applicable contingent deferred sales charge will depend upon the fund from which you exchanged.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended September 30, 1996

Interest income:                                                 $100,213,638
-----------------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,008,179
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      3,221,887
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                      44,656
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       23,629
-----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,804,298
-----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  27,426
-----------------------------------------------------------------------------
Reports to shareholders                                                89,496
-----------------------------------------------------------------------------
Registration fees                                                     408,824
-----------------------------------------------------------------------------
Auditing                                                               39,268
-----------------------------------------------------------------------------
Legal                                                                  35,370
-----------------------------------------------------------------------------
Postage                                                               427,944
-----------------------------------------------------------------------------
Other                                                                  24,625
-----------------------------------------------------------------------------
Total expenses                                                     12,155,602
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                           (800,758)
-----------------------------------------------------------------------------
Net expenses                                                       11,354,844
-----------------------------------------------------------------------------
Net investment income                                              88,858,794
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations              $88,858,794
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                               Year ended           Year ended
                                                                                             September 30,        September 30,
                                                                                                     1996                 1995
------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                        $88,858,794           $71,482,615
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                          88,858,794            71,482,615
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------------------------------------------------
   From net investment income
    Class A                                                                                  (71,786,456)          (59,886,945)
------------------------------------------------------------------------------------------------------------------------------
    Class B                                                                                  (16,189,187)          (11,472,948)
------------------------------------------------------------------------------------------------------------------------------
    Class M                                                                                     (883,151)             (122,722)
------------------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                            672,064,983           159,255,295
------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                 672,064,983           159,255,295
------------------------------------------------------------------------------------------------------------------------------
Net assets
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                          1,454,613,466         1,295,358,171
------------------------------------------------------------------------------------------------------------------------------
End of year                                                                               $2,126,678,449        $1,454,613,466
------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                       December 8, 1994
                                                                                          (commencement
                                                                       Year ended         of operations)         Year ended
                                                                     September 30       to September 30        September 30
---------------------------------------------------------------------------------------------------------------------------
                                                                             1996                  1995                1996
---------------------------------------------------------------------------------------------------------------------------
                                                                                     Class M
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      $.0490               $.0434               $.0457
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .0490                .0434                .0457
---------------------------------------------------------------------------------------------------------------------------
Total distributions:                                                      $(.0490)             $(.0434)             $(.0457)
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           5.02                  4.43*                4.67
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $29,075               $8,440             $438,316
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .72                  .67*                1.07
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     4.82                 4.29*                4.51
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (Continued)
(For a share outstanding throughout the period)

                                                                                        For the eleven
                                                                       Year ended         months ended           Year ended
                                                                     September 30         September 30           October 31
---------------------------------------------------------------------------------------------------------------------------
                                                                             1995                 1994                 1993
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Class B
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      $.0469               $.0251               $.0195
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .0469                .0251                .0195
---------------------------------------------------------------------------------------------------------------------------
Total distributions:                                                      $(.0469)             $(.0251)             $(.0195)
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            4.80                 2.54*                1.98
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $256,533             $194,187              $22,777
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.12                 1.03*                1.20
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     4.75                 2.77*                1.98
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (Continued)
(For a share outstanding throughout the period)

                                                                    April 27,1992
                                                                    (commencement
                                                                    of operations)          Year ended           Year ended
                                                                    to October 31         September 30         September 30
---------------------------------------------------------------------------------------------------------------------------
                                                                             1992                 1996                 1995
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Class A
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      $.0151               $.0507               $.0521
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .0151                .0507                .0521
---------------------------------------------------------------------------------------------------------------------------
Total distributions:                                                      $(.0151)             $(.0507)             $(.0521)
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            1.52*                5.19                 5.33
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $2,864           $1,659,288           $1,189,640
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .70*                 .57                  .62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     1.50*                5.00                 5.23
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (Continued)
(For a share outstanding throughout the period)


                                                                   For the eleven
                                                                     months ended
                                                                     September 30                   Year ended October 31
---------------------------------------------------------------------------------------------------------------------------
                                                                             1994                 1993                 1992
---------------------------------------------------------------------------------------------------------------------------
                                                                         Class A
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      $.0299               $.0246               $.0353
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .0299                .0246                .0353
---------------------------------------------------------------------------------------------------------------------------
Total distributions:                                                      $(.0299)             $(.0246)             $(.0353)
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            3.03*                2.49                 3.58
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $1,101,171             $586,920             $839,185
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .58*                 .70                  .86
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     3.03*                2.48                 3.56
---------------------------------------------------------------------------------------------------------------------------
* Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
September 30, 1996

Note 1
Significant accounting policies

Putnam Money Market Fund (the "fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income consistent with preservation of capital and maintenance of liquidity. The fund achieves its objective by investing in a portfolio of high-grade short-term obligations. The fund may invest up to 100% of its assets in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit industries.

The fund offers class A, class B and class M shares. Each class of shares is sold without a front-end sales charge. Class B shares are offered only in exchange for class B shares of other Putnam funds, or purchased by certain systematic investment plans. Shareholders are subject to the same contingent deferred sales charge schedule as the fund from which they were exchanged. Class B shares pay an ongoing distribution fee, and are subject to a contingent deferred sales charge if the shares are redeemed within six years of purchase (including any holding period of the shares in other Putnam funds). Class M shares pay an ongoing distribution fee lower than class B shares but are not subject to a contingent deferred sales charge.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to class B and class M shares). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method, which approximates market value, as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million, and 0.30% of any amount over $1 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1996, fund expenses were reduced by $800,758 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,400 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class B shares and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.75% and 1.00% of the average net assets attributable to class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50% and 0.15% of the average net assets attributable to class B and class M shares, respectively.

For the year ended September 30, 1996 Putnam Mutual Funds Corp., acting as underwriter received $1,618,909 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares acquired through an exchange from another fund. For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $52,520 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 1996, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $37,616,544,922 and $37,116,428,828, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                             Year ended September 30
----------------------------------------------------
Class A                       1996              1995
----------------------------------------------------
Shares sold          8,637,001,040     4,779,510,741
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           67,453,247        54,658,336
----------------------------------------------------
                     8,704,454,287     4,834,169,077

Shares
repurchased         (8,234,806,321)   (4,745,700,888)
----------------------------------------------------
Net increase           469,647,966        88,468,189
----------------------------------------------------

                             Year ended September 30
----------------------------------------------------
Class B                       1996              1995
----------------------------------------------------
Shares sold          2,160,995,082     1,012,064,608
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           14,670,593         9,599,944
----------------------------------------------------
                     2,175,665,675     1,021,664,552

Shares
repurchased         (1,993,883,218)     (959,317,895)
----------------------------------------------------
Net increase           181,782,457        62,346,657
----------------------------------------------------

                                      For the period
                                    December 8, 1994
                                    (commencement of
                        Year ended    operations) to
                      September 30      September 30
----------------------------------------------------
Class M                       1996              1995
----------------------------------------------------
Shares sold            133,711,096        16,449,326
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              845,150           109,559
----------------------------------------------------
                       134,556,246        16,558,885

Shares
repurchased           (113,921,686)       (8,118,436)
----------------------------------------------------
Net increase            20,634,560         8,440,449
----------------------------------------------------



Federal tax information
(Unaudited)

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of September 5, 1996 shareholder meeting
(Unaudited)


A meeting of shareholders of the fund was held on September 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                 Votes
                              Votes for       withheld
                              ---------       --------
Jameson Adkins Baxter     1,171,271,981     15,934,027
Hans H. Estin             1,170,979,001     16,226,008
John A. Hill              1,171,392,250     15,812,758
R.J. Jackson              1,170,025,594     17,179,415
Elizabeth T. Kennan       1,170,968,538     16,236,471
Lawrence J. Lasser        1,171,269,424     15,935,584
Robert E. Patterson       1,171,376,463     15,828,545
Donald S. Perkins         1,171,169,031     16,035,977
William F. Pounds         1,171,052,401     16,152,607
George Putnam             1,170,985,423     16,219,585
George Putnam, III        1,170,692,501     16,512,507
Eli Shapiro               1,169,739,473     17,465,535
A.J.C. Smith              1,171,251,204     15,953,805
W. Nicholas Thorndike     1,170,707,467     16,497,542

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 1,149,694,018 votes for, and 12,594,894 votes against, with 24,916,096 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
997,134,295 votes for, and 91,388,392 votes against, with 98,682,321 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 983,218,239 votes for, and 107,784,297 votes against, with 96,202,472 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans was approved as follows: 963,255,979 votes for, and 127,744,898 votes against, with 96,204,131 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
972,971,786 votes for, and 115,126,957 votes against, with 99,106,265 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
1,017,079,512 votes for, and 68,953,669 votes against, with 101,171,827 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in issuers that have been in operation for less than three years was approved as follows: 974,744,725 votes for, and 116,427,586 votes against, with 96,032,697 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 967,280,366 votes for, and 120,769,177 votes against, with 99,155,465 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 943,507,823 votes for, and 144,987,332 votes against, with 98,709,854 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 959,938,067 votes for, and 129,998,056 votes against, with 97,268,885 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to pledging was approved as follows: 954,067,954 votes for, and 131,934,188 votes against, with 101,202,866 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in warrants was approved as follows:
958,331,273 votes for, and 126,120,804 votes against, with 102,752,931 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Price Waterhouse LLP


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

William J. Curtin
Vice President

William F. McGue
Vice President

Lindsey C. Strong
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll-free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

28362-010/879/534            11/96